As filed with the Securities and Exchange Commission on May 18, 2005

                                                      Registration No. 333-82345


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                         POST-EFFECTIVE AMENDMENT NO. 2
                                       TO
                                    FORM S-4
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                               AVADO BRANDS, INC.
             (Exact name of Registrant as Specified in its Charter)


                               AVADO BRANDS, INC.
                              HANCOCK AT WASHINGTON
                             MADSION, GEORGIA 30650
                                 (706) 342-4552

   (Address, Including Zip Code, and Telephone Number, Including Area Code, of
                   Registrant's Principal Executive Offices)


             Georgia                       5812                  59-2778983
-------------------------------          ---------            ----------------
(State or other Jurisdiction of   (Primary Standard             (IRS Employer
Incorporation or Organization)    Industrial Classification  Identification No.)
                                  Code Number)


                               AVADO BRANDS, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                ----------------

                                  Mitch Blocher
               Vice President, Financial Complaince and Reporting
                               AVADO BRANDS, INC.
                             HANCOCK AT WASHINGTON
                             MADISON, GEORGIA 30650
                                 (706) 342-4552

    (Name, Address, Including Zip Code, and Telephone Number, Including Area
                          Code, of Agent for Service)

                          ---------------------------

     Approximate date of commencement of proposed sale to the public: Not Applicable.

     If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, Please check the following box. [ ]

     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement number for the same offering. [ ]

     If this form is a post-effective amendment filed purusant to Rule 462(d) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

                -----------------------------------------------

     This  Post-Effective  Amendment  shall become  effective in accordance with
Section 8(c) of the Securities Act of 1933 on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(c), may determine.

                          DEREGISTRATION OF SECURITIES

     Avado Brands, Inc. hereby withdraws from registration all securities registered for sale hereon which have not been sold under the Registration Statement.

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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Madison, State of Georgia, on this 18th day of May, 2005.


                                         AVADO BRANDS, INC.


                                         By:/s/Raymond P. Barbrick
                                         --------------------------
                                         Raymond P. Barbrick
                                         Chief Executive Officer



     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                               Title                   Date
------------------------                --------                ------------
/s/ Emilio Alvarez-Recio                Director                May 18, 2005
/s/ Jerome A. Atkinson                  Director                May 18, 2005
/s/ William V. Lapham                   Director                May 18, 2005
/s/ Robert Sroka                        Director                May 18, 2005


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